SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                              --------------------

                                    FORM T-1


                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE


                              --------------------


                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                            SECTION 305(b)(2)________


                              --------------------


                     UNITED STATES TRUST COMPANY OF NEW YORK
               (Exact name of trustee as specified in its charter)


                     New York                          13-3818954
           (Jurisdiction of incorporation              (I.R.S. Employer
           if not a U.S. national bank)                Identification No.)

           114 West 47th Street
           New York, New York                          10036-1532
           (Address of principal                       (Zip Code)
           executive offices)


                              --------------------

                               Keebler Corporation
               (Exact name of obligor as specified in its charter)

                     Delaware                          36-3839556
           (State or other jurisdiction of             (I.R.S. Employer
           incorporation or organization)              Identification No.)


                              --------------------

                             Keebler Biscuit Company
               (Exact name of obligor as specified in its charter)

                     Delaware                          36-1894790
           (State or other jurisdiction of             (I.R.S. Employer
           incorporation or organization)              Identification No.)


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                                      - 2 -


                           Shaffer, Clarke & Co., Inc.
               (Exact name of obligor as specified in its charter)

                     Delaware                          13-2948476
           (State or other jurisdiction of             (I.R.S. Employer
           incorporation or organization)              Identification No.)


                              --------------------

                         Johnston's Ready-Crust Company
               (Exact name of obligor as specified in its charter)

                     Delaware                          36-3110530
           (State or other jurisdiction of             (I.R.S. Employer
           incorporation or organization)              Identification No.)


                              --------------------

                            Emerald Industries, Inc.
               (Exact name of obligor as specified in its charter)

                     Delaware                          62-1350629
           (State or other jurisdiction of             (I.R.S. Employer
           incorporation or organization)              Identification No.)


                              --------------------

                             Athens Packaging, Inc.
               (Exact name of obligor as specified in its charter)

                     Georgia                           36-3840961
           (State or other jurisdiction of             (I.R.S. Employer
           incorporation or organization)              Identification No.)


                              --------------------

                              Keebler Leasing Corp.
               (Exact name of obligor as specified in its charter)

                     Delaware                          13-3869240
           (State or other jurisdiction of             (I.R.S. Employer
           incorporation or organization)              Identification No.)

                            Bake-Line Products, Inc.
               (Exact name of obligor as specified in its charter)

                     Illinois                          36-2318208
           (State or other jurisdiction of             (I.R.S. Employer
           incorporation or organization)              Identification No.)


                              --------------------

                             Sunshine Biscuits, Inc.
               (Exact name of obligor as specified in its charter)

                     Delaware                          11-2111159
           (State or other jurisdiction of             (I.R.S. Employer
           incorporation or organization)              Identification No.)


                              --------------------

                              Steamboat Corporation
               (Exact name of obligor as specified in its charter)

                     Georgia                           36-2801224
           (State or other jurisdiction of             (I.R.S. Employer
           incorporation or organization)              Identification No.)


                              --------------------

                           Illinois Baking Corporation
               (Exact name of obligor as specified in its charter)

                     Delaware                          36-2589168
           (State or other jurisdiction of             (I.R.S. Employer
           incorporation or organization)              Identification No.)


                              --------------------

                       Keebler Cookie and Cracker Company
               (Exact name of obligor as specified in its charter)

                     Nevada                            36-2590868
           (State or other jurisdiction of             (I.R.S. Employer
           incorporation or organization)              Identification No.)

                               Hollow Tree Company
               (Exact name of obligor as specified in its charter)

                     Delaware                          36-3027531
           (State or other jurisdiction of             (I.R.S. Employer
           incorporation or organization)              Identification No.)


                              --------------------

                        Keebler Company/Puerto Rico, Inc.
               (Exact name of obligor as specified in its charter)

                     Delaware                          36-2689289
           (State or other jurisdiction of             (I.R.S. Employer
           incorporation or organization)              Identification No.)


                              --------------------

                               Keebler H.C., Inc.
               (Exact name of obligor as specified in its charter)

                     Illinois                          36-3756201
           (State or other jurisdiction of             (I.R.S. Employer
           incorporation or organization)              Identification No.)


                              --------------------

                              Keebler-Georgia, Inc.
               (Exact name of obligor as specified in its charter)

                     Georgia                           35-2781281
           (State or other jurisdiction of             (I.R.S. Employer
           incorporation or organization)              Identification No.)


                              --------------------

                   10-3/4% Senior Subordinated Notes due 2006
                       (Title of the indenture securities)

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                                      - 5 -


                                     GENERAL

1.   General Information

     Furnish the following information as to the trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

          Federal Reserve Bank of New York (2nd District), New York, New York
            (Board of Governors of the Federal Reserve System).
          Federal Deposit Insurance Corporation, Washington, D.C.
          New York State Banking Department, Albany, New York

     (b)  Whether it is authorized to exercise corporate trust powers.

          The trustee is authorized to exercise corporate trust powers.

2.   Affiliations with the Obligor

     If the obligor is an affiliate of the trustee, describe each such affiliation.

     None.

3.   Voting Securities of the Trustee

     2,999,020 shares of Common Stock - par value $5 per share.

4.   Trusteeships under Other Indentures

     (a)  Title of the securities outstanding under each such indenture.

          Not applicable.

5. Interlocking Directorates and Similar Relationships with the Obligor or Underwriters

     Not applicable.


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                                      - 6 -


6.   Voting Securities of the Trustee Owned by the Obligor or its Officials

     Not applicable.

7.   Voting Securities of the Trustee Owned by Underwriters or their Officials

     Not applicable.

8.   Securities of the Obligor Owned or Held by the Trustee

     Not applicable.

9.   Securities of Underwriters Owned or Held by the Trustee

     Not applicable.

10. Ownership or Holdings by the Trustee of Voting Securities of Certain Affiliates or Securityholders of the Obligor

     Not applicable.

11. Ownership or Holdings by the Trustee of any Securities of a Person Owning 50 Percent or More of the Voting Securities of the Obligor

     Not applicable.

12.  Indebtedness of the Obligor to the Trustee

     Not applicable.

13.  Defaults by the Obligor

     Not applicable.


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                                      - 7 -


14.  Affiliations with the Underwriters

     Not applicable.

15.  Foreign Trustee

     Not applicable.

16.  List of Exhibits

          T-1.1 -- Organization Certificate, as amended, issued by the State of New York Banking Department to transact business as a Trust Company, is incorporated by reference to Exhibit T-1.1 to Form T-1 filed on September 15, 1995 with the Commission pursuant to the Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990 (Registration No. 33-97056).

          T-1.2 --  Included in Exhibit T-1.1.

          T-1.3 --  Included in Exhibit T-1.1.

          T-1.4 -- The By-laws of the United States Trust Company of New York, as amended, is incorporated by reference to Exhibit T-1.4 to Form T-1 filed on September 15, 1995 with the Commission pursuant to the Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990 (Registration No. 33-97056).

          T-1.6 -- The consent of the trustee required by Section 321(b) of the Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990.

          T-1.7 -- A copy of the latest report of condition of the trustee pursuant to law or the requirements of its supervising or examining authority.


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                                      - 8 -


                                      NOTE

As of July 15, 1996, the trustee had 2,999,020 shares of Common Stock outstanding, all of which are owned by its parent company, U.S. Trust Corporation. The term "trustee" in Item 2, refers to each of United States Trust Company of New York and its parent company, U.S. Trust Corporation.

In answering Item 2 in this statement of eligibility, as to matters peculiarly within the knowledge of the obligor or its directors, the trustee has relied upon information furnished to it by the obligor and will rely on information to be furnished by the obligor and the trustee disclaims responsibility for the accuracy or completeness of such information.


                              --------------------


Pursuant to the requirements of the Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990, the trustee, United States Trust Company of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of new York, and State of new York, on the 16th day of July, 1996.


UNITED STATES TRUST COMPANY OF
     NEW YORK, Trustee

By:  /s/James E. Logan
     -----------------------------------------
     James E. Logan
     Vice President

PSt/hlg
(rv.kk071696)

                                                                   Exhibit T-1.6


              The consent of the trustee required by Section 321(b)
                                   of the Act.

                     United States Trust Company of New York
                              114 West 47th Street
                                    New York
                                    NY 10036


March 19, 1992


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Gentlemen:

Pursuant to the provisions of Section 321(b) of the Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990. and subject to the limitations set forth therein, United States Trust Company of New York ("U.S. Trust") hereby consents that reports of examinations of U.S. Trust by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

Very truly yours,

UNITED STATES TRUST COMPANY
     OF NEW YORK

By:  /s/Gerard F. Ganey
     --------------------------------------
     Gerard F. Ganey
     Senior Vice President



CCC/pg
(rev. TMc 031992)

                                                                   EXHIBIT T-1.7


                    UNITED STATES TRUST COMPANY OF NEW YORK
                      CONSOLIDATED STATEMENT OF CONDITION
                                 MARCH 31, 1996
                                 --------------
                                ($ IN THOUSANDS)


ASSETS
- ------
Cash and Due from Banks                                             $    47,046

Short-Term Investments                                                       50

Securities, Available for Sale                                          758,118

Loans                                                                 1,221,210
Less: Allowance for Credit Losses                                        13,113
                                                                    -----------
     Net Loans                                                        1,208,097
Premises and Equipment                                                   58,360
Other Assets                                                            125,979
                                                                    -----------
     Total Assets                                                   $ 2,197,650
                                                                    ===========

LIABILITIES
- -----------
Deposits:
   Non-Interest Bearing                                             $   387,509
   Interest Bearing                                                   1,446,148
                                                                    -----------
     Total Deposits                                                   1,833,657

Short-Term Credit Facilities                                             82,285
Accounts Payable and Accrued Liabilities                                128,745
                                                                    -----------
     Total Liabilities                                              $ 2,044,687
                                                                    ===========

STOCKHOLDER'S EQUITY
- --------------------
Common Stock                                                             14,995
Capital Surplus                                                          42,394
Retained Earnings                                                        96,511
Unrealized Gains on Securities Available
   for Sale (Net of Taxes)                                                 (937)
                                                                    -----------
Total Stockholder's Equity                                              152,963
                                                                    -----------
     Total Liabilities and
     Stockholder's Equity                                           $ 2,197,650
                                                                    ===========


I, Richard I. Brinkmann, Senior Vice President & Comptroller of the named bank do hereby declare that this Statement of Condition has been prepared in conformance with the instructions issued by the appropriate regulatory authority and is true to the best of my knowledge and belief.


Richard E. Brinkmann, SVP & Comptroller

June 7, 1996